UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 3, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                      0-16132                 22-2711928
-----------------------------     ------------------    ----------------------
(State or other jurisdiction of     (Commission             (IRS Employer
     incorporation)                 File Number)           Identification No.)


   86 Morris Avenue, Summit, New Jersey                         07901
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (908) 673-9000

------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

Celgene Corporation (the "Company" or "Celgene") is filing this Current Report on Form 8-K ("Form 8-K") to update certain information that was previously reported in its Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the realignment of our organizational and reportable business segments which is further described below. Under United States Securities and Exchange Commission ("SEC") requirements, previously issued financial statements that are incorporated by reference in subsequent Securities Act of 1933, as amended ("1933 Act"), filings are required to be updated to reflect a change in reportable business segments.

Effective January 1, 2006, the Company has combined the Human Pharmaceuticals and Stem Cell Therapies segments into a single segment. The decision to combine the segments was based on how the Company's chief operating decision makers use internal financial information for evaluating performance and deciding how to allocate resources among the Company's various functions.

The Stem Cell Therapies segment originated in December 2002, with the Company's acquisition of Anthrogenesis Corp. Anthrogenesis, which operates as Celgene Cellular Therapeutics, or CCT, was organized into three main units: (1) stem cell banking for transplantation, (2) private stem cell banking and (3) the development of biomaterials for organ and tissue repair. Effective January 1, 2006, CCT financial reporting has been combined with the Human Pharmaceuticals research organization as the strategic intent of the business has evolved to focus on discovery, development and commercialization of stem cells in pharmaceutical use.

In addition to the change in our reportable business segments, this Form 8-K also contains enhanced disclosure of certain information contained in Part II,
Item 7, "Management's Discussion and Analysis of Financial Conditions and Results of Operations," and Part II, Item 8, "Financial Statements and Supplementary Data," of the Company's Annual Report on Form 10-K for the year ended December 31, 2005. Exhibit 99.1 to this Form 8-K replaces Part II Items 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2005.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit 99.1 - Items 7 and 8 of Part II of the Company's Annual Report on Form 10-K, as revised, for the year ended December 31, 2005

                    Exhibit 99.2 - Consent of KPMG LLP, Independent Registered Public Accounting Firm


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CELGENE CORPORATION



Date:  November 3, 2006                     By:   /s/ Robert J. Hugin
----------------------                      -------------------------

                                            Name:  Robert J. Hugin
                                            Title: President and
                                            Chief Operating Officer



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         EXHIBIT INDEX


         EXHIBIT NO.          DESCRIPTION
       -------------          ---------------

          99.1 Items 7 and 8 of Part II of the Company's Annual Report on Form 10-K, as revised, for the year ended December 31, 2005

          99.2                Consent of KPMG LLP, Independent Registered Public
                              Accounting Firm

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